UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Oncternal Therapeutics, Inc.

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(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

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12230 El Camino Real, Suite 300

San Diego, California 92130

NOTICE OF 2021 ANNUAL MEETING OF

STOCKHOLDERS AND PROXY STATEMENT

Dear Stockholder:

The 2021 Annual Meeting of Stockholders of Oncternal Therapeutics, Inc., a Delaware corporation, will be held as a virtual meeting via live webcast on the Internet on Tuesday, May 25, 2021, at 8:00 a.m. Pacific time.  Because the meeting is completely virtual and being conducted via the Internet, you will not be able to attend in person, but you will be able to participate online and submit your questions in advance or during the meeting. If you intend to participate in or vote your shares during the Annual Meeting, you must register online at www.proxydocs.com/ONCT. For instructions on how to participate in and vote your shares during the Annual Meeting, see the information in the accompanying Proxy Statement in the Section entitled, “General Information about the Annual Meeting and Voting – How can I participate in and vote at the Annual Meeting?”

The Annual Meeting is being held for the following purposes:

1.	to elect three directors for a three-year term to expire at the 2024 Annual Meeting of Stockholders;

2.	to consider and vote upon the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.	to consider and vote upon the approval of an amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 60,000,000 to 120,000,000; and
4.	to transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.

Our board of directors has fixed the close of business on March 26, 2021, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. For our Annual Meeting, we have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send to these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and for voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials free of charge, if they so choose. The electronic delivery of our proxy materials will significantly reduce our printing and mailing costs and the environmental impact of the circulation of our proxy materials.

The Notice of Internet Availability of Proxy Materials will also provide the date and time of the Annual Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendation with regard to each matter; a toll-free number, an email address and a website where stockholders may request a paper or email copy of the proxy statement, our annual report to stockholders and a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to participate in the Annual Meeting.

Whether or not you expect to participate in our Annual Meeting, please vote in advance of the Annual Meeting by Internet or telephone as described in the accompanying proxy materials or, if you request that the proxy materials be mailed to you, by signing, dating and returning the proxy card enclosed with those materials. If you plan to participate in our Annual Meeting and wish to vote your shares during the meeting, you may do so at any time before the proxy is voted. All stockholders are cordially invited to participate in the meeting.

By Order of the Board of Directors,

/s/ James B. Breitmeyer

James B. Breitmeyer, M.D., Ph.D.

President, Chief Executive Officer and Director

San Diego, California

April 13, 2021

Your vote is important. Please vote your shares whether or not you plan to participate in the meeting.

PROXY STATEMENT

FOR THE ONCTERNAL THERAPEUTICS, INC.

2021 ANNUAL MEETING OF STOCKHOLDERS

TABLE OF CONTENTS

IMPORTANT INFORMATION ABOUT THE 2021 ANNUAL MEETING AND VOTING	1
PROPOSAL 1: ELECTION OF DIRECTORS	6
PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK	21
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	22
EXECUTIVE OFFICERS	24
EXECUTIVE COMPENSATION AND OTHER INFORMATION	25
EQUITY COMPENSATION PLAN INFORMATION	30
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	30
STOCKHOLDER PROPOSALS	32
ANNUAL REPORT	32
OTHER MATTERS	33

12230 El Camino Real, Suite 300

San Diego, California 92130

PROXY STATEMENT FOR THE ONCTERNAL THERAPEUTICS, INC.

2021 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, MAY 25, 2021

The board of directors of Oncternal Therapeutics, Inc. is soliciting your proxy for use at the Annual Meeting of stockholders to be held on Tuesday, May 25, 2021, at 8:00 a.m., Pacific Time.  The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to participate in the Annual Meeting online and submit your questions in advance or during the meeting.  If you intend to participate in or vote your shares during the Annual Meeting, you must register online at www.proxydocs.com/ONCT by entering the control number on your Notice of Internet Availability or Proxy Card. For instructions on how to participate in and vote your shares during the Annual Meeting, see the information in the accompanying Proxy Statement in the Section entitled, “General Information about the Annual Meeting and Voting – How can I participate in and vote at the Annual Meeting?”

On or about April 14, 2021, we will mail to all stockholders of record entitled to vote at the Annual Meeting a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and annual report online and how to vote online. If you receive such a Notice by mail, you will not receive a printed copy of the materials unless you specifically request one. However, the Notice contains instructions on how to request to receive printed copies of these materials and a proxy card by mail.

EXPLANATORY NOTE

On March 6, 2019, GTx, Inc. (“GTx”), entered into an Agreement and Plan of Merger and Reorganization (as amended, the “Merger Agreement”), with privately-held Oncternal Therapeutics, Inc. (“Private Oncternal”) and Grizzly Merger Sub, Inc., our wholly-owned subsidiary (“Merger Sub”). Under the Merger Agreement, Merger Sub merged with and into Private Oncternal, with Private Oncternal surviving as our wholly-owned subsidiary. Following the completion of the Merger on June 7, 2019, GTx changed its name to Oncternal Therapeutics, Inc., and Private Oncternal, which remains as our wholly-owned subsidiary, changed its name to Oncternal Oncology, Inc. On June 10, 2019, the combined company’s common stock began trading on The Nasdaq Capital Market under the ticker symbol “ONCT.”  We refer to the foregoing transactions in this proxy statement as the “Merger.”

In connection with the Merger, the executive officers of the Company resigned and the executive officers of Private Oncternal were appointed as the executive officers of the combined company. In addition, certain members of the Company’s board of directors resigned, and certain members of the board of directors of Private Oncternal were appointed to the board of directors of the combined company. In this proxy statement we discuss both our former executive officers and members of our board of directors prior to the Merger and our current executive officers and members of our board of directors.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 25, 2021: This proxy statement and our annual report are available electronically at www.proxydocs.com/ONCT.

IMPORTANT INFORMATION ABOUT THE 2021 ANNUAL MEETING OF STOCKHOLDERS AND VOTING

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

What am I voting on?

There are three proposals scheduled for a vote:

Proposal 1: To elect three directors to our Board of Directors:

•	Jinzhu Chen, Ph.D.;
•	Xin Nakanishi, Ph.D.; and
•	Robert J. Wills, Ph.D.

Proposal 2: Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2021.

Proposal 3: To consider and vote upon the approval of an amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 60,000,000 to 120,000,000.

Who can vote at the meeting?

Only stockholders who owned our common stock on March 26, 2021 (“Record Date”), are entitled to vote at the Annual Meeting. On the Record Date, there were 49,363,841 shares of our common stock outstanding. Common stock is our only class of stock outstanding and entitled to vote.

How many votes do I have?

Each share of our common stock that you own as of March 26, 2021, entitles you to one vote.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders who have not previously requested the receipt of paper proxy materials advising them that they can access this proxy statement, our annual report and voting instructions over the Internet at www.proxydocs.com/ONCT.

You may request a printed copy of the proxy  statement and annual report via the internet at www.investorelections.com/ONCT, by calling 866-648-8133, or by sending a blank e-mail to paper@proxydocs.com with your 12 digit control number in the subject line. You can also state your preference to receive a paper copy for future meetings. There is no charge for you requesting a copy. Please make your request for a copy on or before May14, 2021, to facilitate timely delivery. In addition, stockholders may request to receive proxy materials electronically by email or in printed form by mail on an ongoing basis.

All stockholders will have the ability to access the proxy materials via the internet at www.proxydocs.com/ONCT. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our Annual Meeting.

How do I vote by proxy?

With respect to the election of each director, you may vote “For” the election of each of the nominees or “Withhold” your vote with respect to one or more of the nominees. With respect to the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm, you may vote “For” or “Against” or abstain from voting, and with respect to the advisory vote on the compensation of our named executive officers, you may vote “For” or “Against” or abstain from voting.

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, there are several ways for you to vote your shares. Whether or not you plan to participate in the meeting, we urge you to vote by proxy to ensure that your vote is counted.

By Mail: If you are a stockholder of record, and you elect to receive your proxy materials by mail, you may vote using your proxy card by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. You should mail the proxy card in plenty of time to allow delivery prior to the meeting. Do not mail the proxy card if you are voting over the Internet or by telephone. If you properly complete your proxy card and send it in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your shares, as permitted, will be voted as recommended by our board of directors. If any other matter is presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote in accordance with his or her best judgment. As of the date of this proxy statement, we knew of no matters that needed to be acted on at the meeting, other than those discussed in this proxy statement.

Via the Internet in Advance of the Annual Meeting: You may vote at www.proxydocs.com/ONCT, 24 hours a day, seven days a week. Use the Company Number and Account Number shown on your Notice of Internet Availability of Proxy Materials, proxy card or voting instructions form that is sent to you.

By Telephone: You may vote using a touch-tone telephone by calling 866-586-3107, 24 hours a day, seven days a week. Use the account number shown on your Notice of Internet Availability of Proxy Materials, proxy card or voting instructions form that is sent to you.

During the Annual Meeting: You may still participate in the meeting and vote during the Annual Meeting even if you have already voted by proxy, however you must register by no later than 5:00 p.m. Eastern Time, on May 23, 2021, in order to do so. Instructions on how to register for and vote during the meeting will be delivered to you in a subsequent email following your registration.

Beneficial Owners: Shares Registered in the name of a Broker or Banks

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received the Notice of Internet Availability of Proxy Materials or, if you have requested physical copies, a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

To vote during the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form. If you intend to participate in or vote your shares during the Annual Meeting, you must register online by no later than 5:00 p.m. Eastern Time on May 23, 2021. Instructions on how to register for and vote during the meeting will be delivered to you in a subsequent email following your registration.

May I revoke my proxy?

If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the three following ways:

•	you may send in another signed proxy with a later date,

•	you may notify our corporate secretary, Richard G. Vincent, in writing before the Annual Meeting that you have revoked your proxy, or

•	you may notify our corporate secretary in writing before the Annual Meeting and vote via the internet during the meeting.

General Information about the Annual Meeting and Voting – How can I participate in and vote at the Annual Meeting?

We will be hosting the Annual Meeting live via webcast. Any stockholder can participate in the Annual Meeting live online after you register at www.proxydocs.com/ONCT. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, and you have registered to participate in the Annual Meeting by 5:00 p.m. Eastern on May 23, 2021, you can vote during the Annual Meeting. Even if you plan to participate in the Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to participate in the Annual Meeting. A summary of the information you need to attend and participate in the Annual Meeting online is provided below:

•	On the day of the Annual Meeting, follow the instructions in the email communication you will receive after you have registered to participate.
•	Technical assistance for those having difficulty entering the meeting via the Internet will be provided to stockholders who have registered on the day of the Annual Meeting.
•	Webcast starts at 8:00 a.m. Pacific Time.
•	Stockholders may submit questions while participating in the Annual Meeting via the Internet.
•	Webcast replay of the Annual Meeting will be available until May 25, 2022.

To participate in the Annual Meeting, you will need the control number included in your Notice and Access Card, your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should register using your control number or otherwise vote through the bank or broker.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of holders representing a majority of our outstanding common stock as of March 26, 2021, or 24,681,922 shares, constitutes a quorum at the meeting, permitting us to conduct our business.

What vote is required to approve each proposal?

Proposal 1: Election of Directors. The three nominees who receive the most “For” votes (among votes properly cast during the meeting or by proxy) will be elected. Only votes “For” or “Withheld” will affect the outcome.

Proposal 2: Ratification of Independent Registered Public Accounting Firm. The ratification of the appointment of BDO USA, LLP must receive “For” votes from the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

Proposal 3: Approval of an Amendment to the Company’s Restated Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock. The approval of an amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 60,000,000 to 120,000,000 must receive “For” votes from the holders of a majority of the outstanding shares of common stock.

Voting results will be tabulated and certified by Mediant Communications.

What is the effect of abstentions and broker non-votes?

Shares of common stock held by persons participating in the Annual Meeting but not voting, and shares represented by proxies that reflect withheld votes or abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. Abstentions are treated as shares present in person or by proxy and entitled to vote, so abstaining has the same effect as an “Against” vote for purposes of determining whether our stockholders have ratified the appointment of BDO USA, LLP, our independent registered public accounting firm. The approval of the amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 60,000,000 to 120,000,000 requires the affirmative vote of the holders of a majority of the shares of our common stock having voting power outstanding on the record date for the annual meeting. As a result, abstentions will have the same effect as an “Against” vote for the proposal to approve the amendment of our Restated Certificate of Incorporation. However, because the election of directors is determined by a plurality of votes cast, stockholders will only have the option to vote “For” the election of each nominee or “Withhold” their vote for the election of one or more nominees.

Shares represented by proxies that reflect a “broker non-vote” will be counted for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters. With regard to the election of directors and the advisory vote to approve the compensation of the named executive officers, which are considered non-routine matters, broker non-votes, if any, will not be counted as shares entitled to vote on such matters and will have no effect on the result of the vote. Ratification of the appointment of BDO USA, LLP and the amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 60,000,000 to 120,000,000 are expected to be considered routine matters on which a broker or other nominee has discretionary authority to vote, so no broker non-votes are expected. However, if there are any broker non-votes for the ratification of appointment of BDO USA, LLP, such broker non-votes will have no effect on the result of the vote. Any broker non-votes on the proposal to approve the amendment of our Restated Certificate of Incorporation will have the same effect as an “Against” vote.

Who is paying the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies. We have engaged The Proxy Advisory Group to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $15,000 in total. Additionally, our directors, officers and other employees may solicit proxies in person or by mail, telephone, fax or email. We will not pay our directors, officers or other employees any additional compensation for these services. We will also ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. Our costs for forwarding proxy materials will not be significant.

How do I obtain an Annual Report on Form 10-K?

If you would like a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2020 that we filed with the SEC on March 11, 2021, as amended by the Form 10-K/A that we filed with the SEC on March 12, 2021 (together, the “2020 Form 10-K”), we will send you one without charge. Please write to:

Oncternal Therapeutics, Inc.

12230 El Camino Real, Suite 300

San Diego CA 92130

Attn: Corporate Secretary

All of our SEC filings are also available free of charge in the investor relations section of our website at www.oncternal.com.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our current report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1:

ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our board of directors, which is currently composed of ten members. Our board of directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.

The following table sets forth the names and certain other information for each of the nominees for election as a director and for each of the continuing members of the board of directors as of March 26, 2021:

	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Nominees
Jinzhu Chen, Ph.D.	II	36	Nominee	—	—	2024

Xin Nakanishi, Ph.D. (8)	II	59	Director	2019	2021	2024
Robert J. Wills, Ph.D. (8)	II	67	Director	2019	2021	2024
Continuing Directors (10)
James B. Breitmeyer, M.D., Ph.D.	III	67	Director, President and Chief Executive Officer	2019	2022	—
Michael G. Carter, M.D., Ch.B., F.R.C.P. (5)(8)	III	83	Director	2006	2022	—
David F. Hale (2)(3)(6)	III	72	Chairman of Board of Directors	2019	2022	—
Daniel L. Kisner, M.D. (2)(4)(8)	I	74	Director	2019	2023	—
William R. LaRue (1)(4)	I	69	Director	2019	2023	—
Charles P. Theuer (6)(7)	I	57	Director	2019	2023	—
Rosemary Mazanet, M.D., Ph.D. (8)(9)	I	65	Director	2021	2023	—

(1)	Chairman, audit committee
(2)	Member, audit committee
(3)	Chairman, compensation committee
(4)	Member, compensation committee
(5)	Chairman, nominating and corporate governance committee
(6)	Member, nominating and corporate governance committee
(7)	Chairman, science and development committee
(8)	Member, science and development committee
(9)	Dr. Mazanet joined our board of directors effective January 27, 2021
(10)	Man Cho is not standing for reelection to the board of directors and his term will end at the 2021 Annual Meeting of Stockholders.

If no contrary indication is made, proxies in the accompanying form will be voted for the nominees, or in the event that any nominee is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our board of directors to fill the vacancy. Dr. Nakanishi and Dr. Wills are currently members of our board of directors.

Information Regarding Directors

All of our directors bring to the board of directors significant leadership experience derived from their professional experience and service as executives or board members of other corporations and/or venture capital firms. The process undertaken by the nominating/corporate governance committee in recommending qualified director candidates is described below under “Director Nominations Process.” Certain individual qualifications and skills of our directors that contribute to the board of directors’ effectiveness as a whole are described in the following paragraphs. The information set forth below as to the directors and nominees for director has been furnished to us by the directors and nominees for director:

Nominees for Election to the Board of Directors

Jinzhu Chen, Ph.D., has served as the Vice President, Secretary of the Board of Directors and Joint Company Secretary of Shanghai Pharmaceuticals Holding Co. Ltd. (“SPH”), since March 2021. Dr. Chen previously served as the Secretary of the Board of Directors and Joint Company Secretary of SPH from August 2019 to March 2021 and as Director of the Board Office from July 2019 to August 2019.  At Shanghai Pharmaceuticals, Dr. Chen advises the Board and senior management on various corporate development initiatives.  Previously, Dr. Chen served as the Regional Head of Hong Kong from October 2016 to July 2019 and the Deputy General Manager of International Business Development from October 2015 to October 2016 at Anbang Insurance Group, where she was responsible for leading and coordinating the company’s strategy and corporate development initiatives.  Dr. Chen holds a BA in Economics and Management from University of Oxford and a Ph.D. in Economics from Harvard University.  Dr. Chen’s corporate development and financial experience and expertise contributed to the board of directors’ conclusion that she should serve as a director of the Company.

Xin Nakanishi, Ph.D., has served as a member of our board of directors since the completion of the Merger in June 2019, and as a member of the board of directors of Private Oncternal since November 2018. She has served as the Chief Executive Officer of Shanghai Pharma Biotherapeutics USA Inc., a subsidiary of Shanghai Pharmaceutical (USA) Inc. (“SPH USA”), since July 2018. Dr. Nakanishi previously served as a venture partner at Yuansheng BioVenture from 2017-2018, and was CEO and founder of Sunvita Therapeutics, LLC from 2009-2018, a company that provided cross border business development for various U.S. and Chinese biopharmaceutical companies.  She was also the Director of Biology at Phenomix Inc., a senior scientist at Pfizer, and a group leader at Immusol Inc. Dr. Nakanishi holds a B.A. in Virology from Wuhan University and a Ph.D. in Biochemistry from the University of Kansas. Dr. Nakanishi’s extensive experience in the life science and pharmaceutical industries contributed to the board of directors’ conclusion that she should serve as a director of the Company.

Robert J. Wills, Ph.D., joined our board as the Executive Chairman in March 2015, and has served as a member of our board since the completion of the Merger in June 2019. Dr. Wills has over three decades of experience as a leader in the pharmaceutical and biotechnology industry. Dr. Wills also serves as Chairman of the Board of CymaBay Therapeutics, as Chairman of the Board at Milestone Pharmaceuticals, Inc., as board member at Parion Sciences, Inc., as board member at Go Therapeutics and as a member of the Emerging Companies Section Governing Board of Biotechnology Innovation Organization (BIO). Prior to these roles, Dr. Wills spent over 25 years at Johnson & Johnson. Most recently he was Vice President, Alliance Management, Janssen Pharmaceutical Companies of Johnson & Johnson. He also served as Senior Vice President Global Development, where he was responsible for the R&D pipeline and a member of the R&D Board of Directors. In addition, he served on several of the commercial Operating Company Boards and key pharmaceutical group decision-making committees. Dr. Wills began his career at Hoffmann-LaRoche where he spent 10 years in several roles of scientific responsibility. He holds a BS in Biochemistry and an MS in Pharmaceutics from the University of Wisconsin and a PhD in Pharmaceutics from the University of Texas.  Dr. Wills’ extensive experience in the life science and pharmaceutical industries and experience as an executive of the Company prior to the Merger contributed to the board of directors’ conclusion that he should serve as a director of the Company.

Continuing Members of the Board of Directors

Class III Directors continuing in Office until the 2022 Annual Meeting of Stockholders

James B. Breitmeyer, M.D., Ph.D., has served as a member of our board of directors and as our President and Chief Executive Officer since the completion of the Merger in June 2019. Dr. Breitmeyer served as a member of the board of directors of Private Oncternal and as President and Chief Executive Officer of Private Oncternal since September 2015. Dr. Breitmeyer is a veteran biotech executive with experience successfully starting and growing biotechnology organizations.  He has been responsible for both the development and implementation of both operational and drug development strategies, as well as supervising and managing both large organizations and emerging biotechnology companies.  Dr. Breitmeyer served as President of Bavarian Nordic, Inc. and Executive Vice President of Bavarian Nordic A/S, a multinational corporation headquartered in Denmark, from February 2013 to July 2015 where he oversaw business operations and development strategy both for Bavarian Nordic, Inc. and Bavarian Nordic A/S. He has been a director of Zogenix, Inc., a public pharmaceutical company, since March 2014, and was their acting Chief Medical Officer from August 2012 to February 2013 where he was responsible for clinical development and regulatory strategy.  He previously served as the Executive Vice President of Development and Chief Medical Officer of Cadence Pharmaceuticals Inc., a public pharmaceutical company, from August 2006 to August 2012, and the Chief Medical Officer of Applied Molecular Evolution Inc., a wholly-owned subsidiary of Eli Lilly and Co., a global pharmaceutical company, from December 2001 to August 2006. Dr. Breitmeyer was also the founder, President and Chief Executive Officer of the Harvard Clinical Research Institute, and Chief Medical Officer and Head of Research & Development for North America at Serono Laboratories Inc., an international biopharmaceutical company. Dr. Breitmeyer served as a founding collaborator and scientific advisor to Immunogen Inc., a biotechnology company, and held clinical and teaching positions at the Dana Farber Cancer Institute and Harvard Medical School. Currently, Dr. Breitmeyer serves as a director on two public boards, Zogenix, Inc., where he is also a member of the compensation committee and Otonomy, Inc., where he is a member of the compensation and audit committees.  Dr. Breitmeyer earned his B.A. in Chemistry from the University of California, Santa Cruz and his M.D. and Ph.D. from Washington University School of Medicine and is Board Certified in Internal Medicine and Oncology. He holds an active California medical license. The board of directors believes that Dr. Breitmeyer’s perspective and experience as Oncternal’s President and CEO, as well as his depth of operating and senior management experience in the pharmaceutical industry in both private and public organizations and educational background, provide him with the qualifications and abilities to serve as a director of the Company.

Michael G. Carter, M.D., Ch.B., F.R.C.P., was appointed as a member of our board of directors in May 2006.  Previously, Dr. Carter was a non-executive director of Santarus, Inc. from 2004 to 2013, served as a non-executive director of Micromet AG from 2001 to 2005 and of MICROMET, Inc. from 2006 to March 2012, and served as a non-executive director of Fulcrum Pharma, PLC from 2005 to 2010. Dr. Carter was a member of the Advisory Board of Paul Capital Royalty Fund from 2005 to 2008, and was a venture partner with SV Life Sciences Advisors, LLP from 1998 to 2016. He has served as a member of the strategic advisory board of Healthcare Royalty Partners (HCRP) since September 2009 and a member of the HCRP Investment Committee since 2015. Dr. Carter was the non-executive chairman of Metris Therapeutics, Ltd., a biotechnology firm specializing in women's healthcare from 1999 to 2008. He was also a non-executive director of ONCOETHIX from June 2013 until its sale to Merck & Co., in December 2014. Dr. Carter served on the Pharmaceutical Board of I.C.I. Zeneca Pharmaceuticals, a predecessor company of AstraZeneca, and held various positions with I.C.I. Zeneca from 1984 to 1998, including International Medical Director and International Marketing Director. From 1985 to 1995, Dr. Carter served as a member of the U.K. Government's Medicines Commission. Dr. Carter is an Elected Fellow of the Royal Pharmaceutical Society, Faculty of Pharmaceutical Medicine, and of the Royal College of Physicians of Edinburgh. Dr. Carter holds a degree in pharmacy from London University (U.K.) and a medical degree from Sheffield University Medical School (U.K.). The board of directors believes that Dr. Carter’s specific expertise in the development and commercialization of pharmaceutical products by both large pharmaceutical companies and small specialty biotech companies provide him with the qualifications and expertise to serve as a director of the Company.

David F. Hale has served on our board of directors since the completion of the Merger in June 2019. He was a co-founder and served as a member of the board of directors of Private Oncternal since 2013, and Chairman of the Board of Private Oncternal from December 2018 until the Merger.  Since May 2006, Mr. Hale has served as Chairman & CEO of Hale Biopharma Ventures, LLC.  He is a serial entrepreneur who has been involved in the formation and development of numerous life sciences companies.  He was previously President and CEO of CancerVax Corporation, a cancer therapeutic company from October 2000 through May 2006 when CancerVax merged with Micromet, Inc.  He became Chairman of Micromet, Inc. until the sale of the company to Amgen Inc. in 2012.  After joining Hybritech, Inc., in 1982, he was President & Chief Operating Officer and became CEO in 1986, when Hybritech was acquired by Eli Lilly and Co.  From 1987 to 1997 he was Chairman, President and CEO of Gensia, Inc. He was a co-founder and Chairman of Viagene, Inc. from 1987 to 1995.  He was President and CEO of Women First HealthCare, Inc. from January 1998 to June 2000.  Prior to joining Hybritech in 1982, Mr. Hale was Vice President and General Manager of BBL Microbiology Systems, a division of Becton, Dickinson & Co. and from 1971 to 1980, held various marketing and sales management positions with Ortho Pharmaceutical Corporation, a division of Johnson & Johnson, Inc.  Mr. Hale also serves as a director of Biocept, Inc.  Mr. Hale previously served as Chairman of Santarus, Inc., Somaxon, Inc., SkinMedica, Inc., CRISIMed, Inc., Agility Clinical, Inc. and Conatus

Pharmaceuticals Inc.  He also serves as a board member of a number of privately held companies, including Recros Medica, Inc., Zerigo Health, Inc., Neurana Pharmaceuticals, Inc., Dermata, Inc. and Adigica Health, Inc., and as a Co-founder and Director of Neurelis, Inc.  Mr. Hale also is a co-founder and serves on the Board of Directors of BIOCOM, is a former member of the board of The Biotechnology Industry Organization, or BIO, and the Biotechnology Institute.  Mr. Hale also serves as a member of the board of directors of the San Diego Economic Development Corporation, as a board trustee of Rady Children’s Hospital of San Diego, and Chairman of the board of Rady Children’s Institute of Pediatric Genomics.  He is a co-founder of the CONNECT Program in Technology and Entrepreneurship.  Mr. Hale holds a B.A. in Biology and Chemistry from Jacksonville State University. The board of directors believes Mr. Hale is qualified to serve as chairman of the Company because of his extensive knowledge of Oncternal’s business and history, experience as a board member of multiple publicly-traded and privately-held companies, and expertise in developing, financing and providing strong executive leadership to numerous biopharmaceutical companies.

Class I Directors continuing in Office until the 2023 Annual Meeting of Stockholders

Daniel L. Kisner, M.D. has served as a member of our board of directors since the completion of the Merger in June 2019. Dr. Kisner currently serves as an independent consultant in the life science industry. He was a partner at Aberdare Ventures from 2003 to 2011. Dr. Kisner served as Chairman of the Board of Directors of Caliper Life Sciences from 2002 to 2008, and as President and CEO of its predecessor company, Caliper Technologies, from 1999 to 2002. He held positions of increasing responsibility at Isis Pharmaceuticals, Inc., from 1991 to 1999, most recently as President and COO. Dr. Kisner previously served in pharmaceutical research and development executive positions at Abbott Laboratories from 1988 to 1991 and at SmithKline Beckman Laboratories from 1985 to 1988. He held a tenured faculty position in the Division of Medical Oncology at the University of Texas, San Antonio School of Medicine until 1985 after a five-year advancement through the Cancer Treatment Evaluation Program of the National Cancer Institute. Dr. Kisner is board certified in internal medicine and medical oncology. Dr. Kisner holds a B.A. from Rutgers University and an M.D. from Georgetown University. Dr. Kisner currently serves as a director at Histogen Inc. (formerly Conatus Pharmaceuticals, Inc.), Zynerba Pharmaceuticals and Dynavax Technologies Corporation, and has extensive prior private and public company board experience, including serving as Chairman of the Board of Directors at Tekmira Pharmaceuticals. Dr. Kisner’s extensive leadership experience in the biotechnology and biopharmaceutical industries and as a venture capital investor contributed to the board of directors’ conclusion that he should serve as a director of the Company.

William R. LaRue has served as a member of our board of directors since the completion of the Merger in June 2019, and as a member of the board of directors of Private Oncternal since December 2017. Mr. LaRue currently serves as an independent board member for multiple public and private companies in the life science industry. He served as Senior Vice President and Chief Financial Officer at Cadence Pharmaceuticals, Inc., a biopharmaceutical company, starting in June 2006, and expanded his role to serve as Assistant Secretary at Cadence in April 2007, serving in both capacities until the company’s acquisition by Mallinckrodt plc in March 2014. At Cadence, Mr. LaRue was a member of the Executive Committee with direct responsibility for the company’s financial leadership including corporate financing, investor relations, financial planning and reporting, SEC reporting, accounting, treasury, risk management, tax and information technology. During his tenure, Cadence raised over $375 million in public and private equity and senior debt, including an IPO in October 2006 as the company transitioned from a development stage to a commercial stage company. Prior to joining Cadence, Mr. LaRue served as the Senior Vice President and Chief Financial Officer of CancerVax Corporation, a biotechnology company, from 2001 until its merger with Micromet, Inc. in May 2006. Mr. LaRue currently serves as a member of the board of directors and chairperson of the Audit Committees of TRACON Pharmaceuticals, Inc., and Alastin Skincare, Inc. He previously served on the boards of directors of Applied Proteomics, Inc., Conatus Pharmaceuticals, Inc. (before its acquisition by Histogen Inc.), Neurelis, Inc. and Cadence Pharmaceuticals, Inc. Mr. LaRue received a B.S. in business administration and an M.B.A. from the University of Southern California.  Mr. LaRue’s extensive financial experience and leadership in both private and public companies contributed to the board of directors’ conclusion that he should serve as a director of the Company.

Charles P. Theuer, M.D., Ph.D., has served as a member of our board of directors since the completion of the Merger in June 2019, and as a member of the board of directors of Private Oncternal since March 2018.  He has been President, Chief Executive Officer and a member of the board of TRACON Pharmaceuticals, Inc. since July 2006. From 2004 to 2006, Dr. Theuer was the Chief Medical Officer at TargeGen, Inc., a biotechnology company. Prior to joining TargeGen, Inc., Dr. Theuer was Director of Clinical Oncology at Pfizer, Inc., a pharmaceutical corporation, from 2003 to 2004. Dr. Theuer has also held senior positions at IDEC Pharmaceuticals Corp. from 2002 to 2003 and at the National Cancer Institute from 1991 to 1993. In addition, he has held academic positions at the University of California, Irvine, where he was Assistant Professor in the Division of Surgical Oncology and Department of Medicine. Dr. Theuer currently serves as a director at 4D Molecular Therapeutics, a position he has held since January 2016. Dr. Theuer received a B.S. from the Massachusetts Institute of Technology, an M.D. from the University of California, San Francisco, and a Ph.D. from the University of California, Irvine. He completed a general surgery residency program at Harbor-UCLA Medical Center and was board certified in general surgery in 1997. Dr. Theuer’s extensive clinical development experience and service as a director or officer of healthcare companies contributed to the board of directors’ conclusion that he should serve as a director of the Company.

Rosemary Mazanet, M.D., Ph.D., has served as a member of our board of directors since January 2021. Dr. Mazanet has served since June 2015 as the Chair of the Scientific Advisory Board and since September 2017 as Chief Science Officer for Columbia Care, Inc. She has served as Clinical Advisor to many companies and funds through her consultancy business, R Mazanet LLC, which she has managed as President since May 2004.  Dr. Mazanet also has experience in public equity markets as the Managing Partner at Apelles Investment, LLC from 2007 to 2014, and as the Head of Research at Oracle Partners LP from 1998 to 2004.  Prior to her public equity work, Dr. Mazanet worked at Amgen, Inc., where she led Clinical Development teams that conducted successful development programs leading to product approvals.  Dr. Mazanet served as a director of GTx, Inc. from January 2002 to June 2010, prior to the completion of its merger with the Company in June 2019. Dr. Mazanet has served as a Trustee at the University of Pennsylvania Health System since July 2002, and as the Chair, Executive Advisory Board for the Wharton Leonard Davis Institute since December 2020. Dr. Mazanet holds a B.A. in biology from the University of Virginia, and an M.D. and Ph.D. from the University of Pennsylvania.  Dr. Mazanet trained as an internist and oncologist in the Harvard Hospitals. Dr. Mazanat’s extensive experience in the life science and pharmaceutical industries contributed to the board of directors’ conclusion that she should serve as a director of the Company.

Independence of the Board of Directors

As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating committees be independent within the meaning of Nasdaq rules.

Our Board undertook a review of the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board determined that Jinzhu Chen and each of our current directors, other than James B. Breitmeyer, M.D., Ph.D., our Chief Executive Officer and President, and Robert J. Wills, Ph.D., our former Executive Chairman prior to the completion of the Merger, qualifies as an “independent” director within the meaning of the Nasdaq rules. Accordingly, a majority of our directors are independent, as required under Nasdaq rules.

Board Leadership Structure

Our board of directors is currently led by its chairman, David F. Hale. Our board of directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as the company continues to grow. We separate the roles of chief executive officer and chairman of the board in recognition of the differences between the two roles. The chief executive officer is responsible for setting the strategic direction for the company and the day-to-day leadership and performance of the Company, while the chairman of the board of directors provides guidance to the chief executive officer and presides over meetings of the full board of directors. We believe that this separation of responsibilities provides a balanced approach to managing the board of directors and overseeing the Company.

The Board’s Role in Risk Oversight

Our board of directors has responsibility for the oversight of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board to understand the company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The audit committee reviews information regarding liquidity and operations and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures, including related to cybersecurity. The compensation committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The nominating/corporate governance committee manages risks associated with the independence of the board, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our board as a whole.

Board of Directors Meetings

During the fiscal year ended December 31, 2020, our board of directors held 13 meetings (including regularly scheduled, telephonic and special meetings). Each director attended at least 75% of the meetings held by the board of directors and the committees of which he or she was a member during such director’s term of service, except for Man Cho.

Committees of the Board of Directors

We have four standing committees — audit, compensation, nominating and corporate governance, and science and development. Each of these committees has a written charter approved by our board of directors. A copy of each charter can be found under the Corporate Governance section of our website at www.oncternal.com.

Audit Committee

Our audit committee consists of three members: Mr. LaRue (chairman and financial expert), Mr. Hale and Dr. Kisner. Our board of directors has determined that Mr. LaRue qualifies as an “audit committee financial expert” as that phrase is defined under the regulations promulgated by the SEC, and that all members of the audit committee are independent directors, as defined in the Nasdaq qualification standards and by Section 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our audit committee met six times during fiscal year 2020.

The audit committee is governed by a written charter adopted by our board of directors. The audit committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. The audit committee’s responsibilities include, among other things:

•	selecting and appointing our independent registered public accounting firm;

•	evaluating the qualifications, independence and performance of our independent registered public accounting firm;

•	approving the audit and non-audit services to be performed by our independent registered public accounting firm;

•	reviewing the design, implementation, adequacy and effectiveness of our internal controls and our critical accounting policies;

•	discussing with management and the independent registered public accounting firm the results of our annual audit and the review of our quarterly unaudited financial statements;

•	reviewing, overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	reviewing with management and our auditors any earnings announcements and other public announcements regarding our results of operations;

•	preparing the report of the audit committee that the SEC requires in our annual proxy statement;

•	reviewing policies with respect to risk assessment and risk management, including with respect to cybersecurity;
•	reviewing and approving any related party transactions and reviewing and monitoring compliance with our related person transaction policy and procedures; and

•	reviewing and evaluating, at least annually, the performance of the audit committee and its members including compliance of the audit committee with its charter.

Both our external auditor and internal financial personnel meet privately with the audit committee and have unrestricted access to this committee.

Compensation Committee

Our compensation committee consists of three members: Mr. Hale (chairman), Dr. Kisner and Mr. LaRue. Our board of directors has determined that all members of our compensation committee are independent directors, as defined in the Nasdaq qualification standards. Our compensation committee met eight times during fiscal year 2020.

The compensation committee is governed by a written charter approved by our board of directors. The compensation committee’s purpose is to assist our board of directors overseeing the development plans and compensation for our senior management and directors and recommend these plans to our board of directors. The compensation committee’s responsibilities include, among other things:

•	reviewing our compensation philosophy, including our policies and strategy relative to executive compensation;

•	reviewing and approving or recommending to the full board for approval the compensation of our Chief Executive Officer;

•	reviewing and approving or recommending to the full board for approval the compensation of our other executive officers;

•	reviewing and recommending to the full board for approval the compensation policies for members of our board of directors and board committees;
•	reviewing, approving or making recommendations to the board for approval of our benefit plans and the issuance of stock options and other awards under our equity incentive plans;

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reviewing and discussing with management our compensation discussion and analysis to be included in our annual proxy report or annual report on Form 10-K and producing the report that the SEC requires in our annual proxy statement;

•	preparing our annual compensation committee report, to the extent required; and
•	reviewing and evaluating, at least annually, the performance of the compensation committee and its members including compliance of the compensation committee with its charter.

Nominating & Corporate Governance Committee

Our nominating and corporate governance committee consists of three members: Dr. Carter (chairman), Mr. Hale and Dr. Theuer.  Our board of directors has determined that all members of our nominating and corporate governance committee are independent directors, as defined in the Nasdaq qualification standards. Our nominating and corporate governance committee met three times during fiscal year 2020.

The nominating and corporate governance committee is governed by a written charter approved by our board of directors. The nominating and corporate governance committee’s purpose is to assist our board of directors by identifying individuals qualified to become members of our board of directors, consistent with criteria set by our board, and to develop our corporate governance principles. The nominating and corporate governance committee’s responsibilities include, among other things:

•	evaluating the composition, size and governance of our board of directors and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

•	evaluating and recommending candidates for election to our board of directors;

•	overseeing our board of directors’ performance and self-evaluation process;

•	reviewing our corporate governance guidelines and providing recommendations to the board regarding possible changes; and
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reviewing and evaluating, at least annually, the performance of the nominating/corporate governance committee and its members including compliance of the nominating and corporate governance committee with its charter.

Science & Development Committee

Our science and development committee consists of six members: Dr. Theuer (chairman), and Drs. Carter, Kisner, Mazanet, Nakanishi and Wills.  Our science and development committee met six times during fiscal year 2020.

The science and development committee is governed by a written charter approved by our board of directors. The science and development committee’s purpose is to assist the Board by reviewing and evaluating the Company’s research and development strategy and its research, development and clinical programs. The science and development committee’s responsibilities include, among other things:

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reviewing, evaluating and reporting to the Board regarding strategy, plans and goals, as well as progress and performance, of the Company’s preclinical research and development programs and clinical programs;

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reviewing and evaluating the infrastructure and resources made available by the Company for its preclinical research and development activities and its clinical programs, and make recommendations as appropriate if the infrastructure and/or resources are insufficient, in the opinion of the committee, to accomplish the Company’s goals;

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identifying and discussing significant emerging scientific, preclinical, clinical, medical, regulatory or legislative issues and trends, and any relevant competitive activity, focusing particularly on their potential impact on any Company programs, plans, or policies relating to its preclinical research and development activities and its clinical programs; and

•	reviewing and evaluating, at least annually, the performance of the science and development committee and its members including compliance of the science and development committee with its charter.

Report of the Audit Committee of the Board of Directors

The audit committee oversees the Company’s financial reporting process on behalf of our board of directors. Management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in the Company’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.

The audit committee reviewed with BDO USA, LLP, which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles in the United States of America, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee by the standards of the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the audit committee has received the written disclosures and the letter from BDO USA, LLP required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence,” and the audit committee has discussed with BDO USA, LLP their independence from Oncternal Therapeutics, Inc. and its management.

The audit committee met with BDO USA, LLP to discuss the overall scope of its services, the results of its audit and reviews, its evaluation of the Company’s internal controls including internal control over financial reporting and the overall quality of the Company’s financial reporting. BDO USA, LLP, as the Company’s independent registered public accounting firm, also periodically updates the audit committee about new accounting developments and their potential impact on the Company’s reporting. The audit committee’s meetings with BDO USA, LLP were held with and without management present. The audit committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The audit committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, the audit committee has recommended to the Company’s board of directors that the audited financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in our annual report on Form 10-K for the year ended December 31, 2020, filed by the Company with the SEC. The audit committee and the Company’s board of directors also have recommended, subject to stockholder approval, the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2021.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the audit committee.

Respectfully submitted,

The Audit Committee of the Board of Directors

William R. LaRue (Chairman)

David F. Hale

Daniel L. Kisner, M.D.

Compensation Committee Interlocks and Insider Participation

The members of our compensation committee are Mr. Hale (chairman), Dr. Kisner and Mr. LaRue. None of the foregoing members of our compensation committee, currently serves, or in the past year has served, as an officer or employee of Oncternal Therapeutics, Inc. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Director Nomination Process

Director Qualifications

In evaluating director nominees, the nominating and corporate governance committee will consider among other things the following factors:

•	personal and professional integrity, ethics and values;

•	experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

•	strong finance, accounting or executive compensation experience;

•	experience relevant to our industry;

•	experience as a board member of another publicly held company;

•	leadership skills;
•	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

•	diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; and

•	practical and mature business judgment.

The nominating and corporate governance committee’s goal is to assemble a board of directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. Moreover, the nominating and corporate governance committee believes that the background and qualifications of the board of directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Other than the foregoing criteria for director nominees, the nominating and corporate governance committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the board of directors. The nominating and corporate governance committee may consider such other facts, including, without limitation, diversity, as it may deem are in the best interests of the Company and its stockholders. Assuming each of the Class II directors are elected by the stockholders, the Company expects to be in compliance with California’s gender and unrepresented groups requirements for representation on boards of publicly traded corporations headquartered in California for the year ending December 31, 2021. The nominating and corporate governance committee does, however, believe it is appropriate for at least one, and, preferably, several, members of our board of directors to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of our board of directors be independent as required under the Nasdaq qualification standards. The nominating and corporate governance committee also believes it is appropriate for our President and Chief Executive Officer to serve as a member of our board of directors. Our directors’ performance and qualification criteria are reviewed annually by the nominating and corporate governance committee.

Identification and Evaluation of Nominees for Directors

The nominating and corporate governance committee identifies nominees for director by first evaluating the current members of our board of directors willing to continue in service. Current members with qualifications and skills that are consistent with the nominating and corporate governance committee’s criteria for board of director service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our board of directors with that of obtaining a new perspective or expertise.

If any member of our board of directors does not wish to continue in service or if our board of directors decides not to re-nominate a member for re-election, the nominating and corporate governance committee may identify the desired skills and experience of a new nominee in light of the criteria above, in which case, the nominating and corporate governance committee would generally poll our board of directors and members of management for their recommendations. The nominating and corporate governance committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from industry experts or analysts. The nominating and corporate governance committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the members of the nominating and corporate governance committee and by certain of our other independent directors and executive management. In making its determinations, the nominating and corporate governance committee evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best contribute to the success of our Company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the nominating and corporate governance committee makes its recommendation to our board of directors. Dr. Jinzhu Chen was initially recommended for consideration as a director candidate by a non-management director.

The nominating/corporate governance committee evaluates director candidate recommendations by stockholders in the same manner as it evaluates other director candidate recommendations. Any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by board members, management or other parties are evaluated. We do not intend to treat stockholder recommendations in any manner different from other recommendations. Any stockholder recommendations for additions to the board of directors should be sent to Oncternal Therapeutics, Inc., 12230 El Camino Real, Suite 300, San Diego, CA 92130, Attention: Corporate Secretary.

Director Attendance at Annual Meetings

Although our Company does not have a formal policy regarding attendance by members of our board of directors at our Annual Meeting, we encourage all of our directors to attend. Other than Man Cho, all of our directors serving at the time attended our 2020 Annual Meeting of Stockholders.

Communications with our Board of Directors

Stockholders seeking to communicate with our board of directors, a committee of the board of directors, or an individual director should submit their written comments to our corporate secretary at Oncternal Therapeutics, Inc., Attn: Corporate Secretary, 12230 El Camino Real, Suite 300, San Diego, California 92130. The corporate secretary will forward such communications to each member of our board of directors, the applicable committee or to the applicable director(s). Items that are unrelated to the duties and responsibilities of the board of directors will be excluded. In addition, material that is illegal, inappropriate or similarly unsuitable will be excluded. Any letter that is filtered out under these standards, however, will be made available to any director upon request.

Corporate Governance

Our Company’s Code of Business Conduct and Ethics, Corporate Governance Guidelines, Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter, and Science and Development Committee Charter are each available, free of charge, on our website at www.oncternal.com. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this proxy statement. We will also provide copies of these documents, as well as our Company’s other corporate governance documents, free of charge, to any stockholder upon written request to Oncternal Therapeutics, Inc., Attention: Corporate Secretary, 12230 El Camino Real, Suite 300, San Diego, California 92130.

Director Compensation

We compensate non-employee members of the board of directors. Directors who are also employees do not receive cash or equity compensation for service on the board of directors in addition to compensation payable for their service as our employees.

Under our non-employee director compensation policy in effect during 2020, we provided cash compensation in the form of an annual retainer of $40,000 for each non-employee director. We also paid an additional annual retainer of $35,000 to the chairperson of our board of directors, $15,000 to the chairperson of our audit committee, $10,000 to the chairperson of our compensation committee, and $8,000 to the chairperson of our nominating and corporate governance committee. We also pay an additional $7,500 per year to members of the audit committee (other than the chair), an additional $5,000 per year to members of our compensation committee (other than the chair), an additional $4,000 per year to members of our nominating/corporate governance committee (other than the chair), and an additional $8,000 per year to members of the Science and Development Committee.

We have reimbursed and will continue to reimburse our non-employee directors for their reasonable expenses incurred in attending meetings of our board of directors and committees of the board of directors.

Under our non-employee director compensation policy in effect during 2020, any non-employee director first elected to the board of directors was granted an option to purchase 30,000 shares of our common stock on the date of his or her initial election to the board of directors, except for a non-employee director who was first elected as chairperson of the board of directors, who is granted an option to purchase 40,000 shares of our common stock. In addition, on the date of the 2020 annual meeting of our stockholders, each non-employee director received an option to purchase 15,000 shares of common stock, except Mr. Hale, who received an option to purchase 22,500 shares of common stock.

In March 2021, our board of directors, after consultation with the compensation committee’s independent compensation consultant, amended the non-employee director compensation policy to increase the initial award to be granted to any non-employee director who is first elected to the board of directors to 50,000 options on the date of his or her initial election to the board of directors. In addition, on the date of each annual meeting of our stockholders, including the 2021 annual meeting, each non-employee director will receive an option to purchase 25,000 shares of common stock, except Mr. Hale, who will receive an option to purchase 37,500 shares of common stock for his role as chairman.

The initial options granted to non-employee directors will vest over three years in 36 equal monthly installments, subject to the director’s continuing service on our board of directors on those dates. The annual options granted to non-employee directors described above will vest over one year in 12 equal monthly installments, subject to the director’s continuing service on our board of directors on those dates. In addition, the options granted to our non-employee directors will vest upon a change in control. The term of each option granted to a non-employee director will be ten years and will remain exercisable for a period of 12 months following a director’s termination of service, or such longer period as the board of directors may determine in its discretion on or after the date of grant of such stock options. These options will be granted under the Company’s 2019 Incentive Award Plan. All options have an exercise price per share equal to the fair market value of our common stock on the date of grant.

Director Compensation Table

The following table summarizes cash and stock compensation received by our non-employee directors during the year ended December 31, 2020. Dr. Breitmeyer is not included in the following table as he served as an executive officer of the Company during 2020 and his compensation is included in the Summary Compensation Table in the “Executive Compensation and Other Information” section below. Dr. Mazanet is not included in the following table as she joined our board of directors in January 2021.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($) (1)	Non-equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Michael G. Carter, M.D., Ch.B., F.R.C.P.	56,000		—	31,350	—	—	87,350
Man Cho	40,000	(2)	—	31,350	—	—	71,350
David F. Hale	93,458		—	47,025	—	—	140,483
Daniel L. Kisner, M.D.	60,500		—	31,350	—	—	91,850
William R. LaRue	60,000		—	31,350	—	—	91,350
Xin Nakanishi, Ph.D.	48,000		—	31,350	—	—	79,350
Charles P. Theuer, M.D., Ph.D.	52,000		—	31,350	—	—	83,350
Robert J. Wills, Ph.D.	48,000		—	31,350	—	—	79,350

(1)

The amounts are valued based on the aggregate grant date fair value of the option awards in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). See our 2020 Form 10-K, for a discussion of the relevant assumptions used in determining the grant date fair value pursuant to FASB ASC Topic 718. These amounts do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards (such as by exercising stock options). Whether, and to what extent, a non-employee director realizes a financial benefit from the awards will depend on our actual operating performance, stock price fluctuations and the non-employee director’s continued service on our board of directors.

(2)	Mr. Cho assigned the entire amount of his annual retainer of $40,000 to Shanghai Pharma Biotherapeutics USA Inc., a subsidiary of SPH USA.

As of December 31, 2020, the current and former non-employee directors listed in the table above held the following number of outstanding equity awards:

Name(1)	Stock Options Held as of December 31, 2020	Shares of Restricted Common Stock Held as of December 31, 2020 (2)
Michael G. Carter, M.D., Ch.B., F.R.C.P.	45,000	—
Man Cho	45,000	—
David F. Hale	62,500	—
Daniel L. Kisner, M.D.	45,000	—
William R. LaRue	45,000	16,144
Xin Nakanishi, Ph.D.	45,000	—
Charles P. Theuer, M.D., Ph.D.	45,000	14,677
Robert J. Wills, Ph.D.	45,000	—

(1)	Dr. Mazanet joined our board of directors in January 2021.
(2)	Prior to the Merger, Private Oncternal issued restricted common stock subject to vesting and repurchase by Private Oncternal, which were assumed by the Company in connection with the Merger.

Vote Required; Recommendation of the Board of Directors

If a quorum is present and voting at the Annual Meeting, the three nominees receiving the highest number of votes will be elected to our board of directors. Votes withheld from any nominee and broker non-votes will be counted only for purposes of determining a quorum. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF JINZHU CHEN, PH.D., XIN NAKANISHI, PH.D. AND ROBERT J. WILLS, PH.D.  PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE ON YOUR PROXY CARD.

PROPOSAL 2:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has selected BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting of Stockholders. BDO USA, LLP has served as our independent registered public accounting firm since the completion of the Merger, and previously served as independent registered public accounting firm for Private Oncternal. Ernst & Young, LLP, served as our independent registered public accounting firm prior to the completion of the Merger. Representatives of BDO USA, LLP are expected to be present at the Annual Meeting of Stockholders, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm is not required by Delaware law, the Company’s amended and restated certificate of incorporation or the Company’s amended and restated bylaws. However, the audit committee is submitting the selection of BDO USA, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether to retain the firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accounting Firm’s Fees

Services Rendered to the Company by BDO USA, LLP Following the Merger

The following table represents aggregate fees billed to us for services rendered to the Company related to the fiscal years ended December 31, 2020 and 2019, by BDO USA, LLP, our independent registered public accounting firm.

	Year Ended December 31,
	2020	2019
	(in thousands)
Audit Fees (1)	$363,196	$376,148
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$363,196	$376,148

(1)

Audit Fees consist of fees billed for professional services performed by BDO USA, LLP for the audit of our annual financial statements and internal control over financial reporting, reviews of our financial statements included in our quarterly reports on Form 10-Q and annual report on Form 10-K, services in connection with securities offerings, review of our registration statement on Form S-3 and related services that are normally provided in connection with statutory and regulatory filings or engagements.

Services Rendered to Private Oncternal by BDO USA, LLP Prior to the Merger

The following table represents aggregate fees billed to us for services rendered to Private Oncternal related to the fiscal period from January 1, 2019 through June 7, 2019, by BDO USA, LLP, our independent registered public accounting firm.

Year Ended December 31,
2019
(in thousands)
Audit Fees (1)	$26,483
Audit Related Fees	—
Tax Fees	—
All Other Fees	—

Total	$26,483

(1)

Audit Fees consist of fees billed for professional services performed by BDO USA, LLP for the audit of our annual financial statements, services in connection with securities offerings, review of our registration statement on Form S-4 or S-4/A and related services that are normally provided in connection with planned statutory and regulatory filings or engagements.

Services Rendered to the Company by Ernst & Young, LLP, Prior to the Merger

The following table represents aggregate fees billed to us for services related to the fiscal years ended December 31, 2019, by Ernst & Young, LLP.

Year Ended December 31,
2019
(in thousands)
Audit Fees (1)	$125,000
Audit Related Fees	—
Tax Fees	20,600
All Other Fees	40,600

Total	$186,200

(1)

Audit Fees consist of fees billed for professional services performed by Ernst & Young, LLP, for the audit of our annual financial statements, review of our quarterly reports on Form 10-Q, services in connection with securities offerings, review of our registration statement on Form S-4 and related services that are normally provided in connection with statutory and regulatory filings or engagements.

Pre-Approval Policies and Procedures

Our audit committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the audit committee chairman or the audit committee, and all such services were pre-approved in accordance with this policy during the fiscal years ended December 31, 2020 and 2019. These services may include audit services, audit-related services, tax services and other services. The audit committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit committee has considered whether the provision of non-audit services is compatible with maintaining the independence of BDO USA, LLP, and has concluded that the provision of such services is compatible with maintaining the independence of our auditors.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting will be required to ratify the selection of BDO USA, LLP. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as “Against” votes. The approval of proposal 2 is a routine proposal on which a broker or other nominee are expected to have discretionary authority to vote. Accordingly, no broker non-votes are expected to result from this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO RATIFY THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021. PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

PROPOSAL 3:

APPROVAL OF AN AMENDMENT TO THE COMPANY’S

RESTATED CERTIFICATE OF INCORPORATION

Our board of directors is requesting stockholder approval of an amendment to our Restated Certificate of Incorporation to increase our authorized number of shares of common stock from 60,000,000 shares to 120,000,000 shares.

The proposed amendment would amend Section A of Article IV of our Restated Certificate of Incorporation to read in its entirety as follows:

“A. Authorized Stock. The total number of shares which the Corporation shall have authority to issue is one hundred twenty-five million (125,000,000), consisting of one hundred twenty million (120,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”), and five million (5,000,000) shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).”

The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of the voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

In addition to the 49,363,841 shares of common stock outstanding on March 26, 2021, our board of directors has reserved: (i) 4,280,175 shares of common stock for issuance upon the exercise of outstanding warrants, (ii) 4,050,791 shares of common stock for issuance upon exercise of stock options, (iii) an aggregate of 2,162,749 shares of common stock for issuance under our equity plans. As a result, more than 99% of our authorized common stock is either issued and outstanding or otherwise reserved for future issuance of shares of common stock.

Although, at present, our board of directors has no plans to issue the additional shares of common stock, it desires to have the shares available to provide additional flexibility to use our capital stock for business and financial purposes in the future. The additional shares may be used for various purposes without further stockholder approval, except as may be required in certain cases by law or the rules of the Nasdaq Stock Market. These purposes may include expanding our business or product lines through the acquisition of other businesses or products; raising capital; providing equity incentives to employees, officers or directors; establishing strategic relationships with other companies; and other purposes. We believe that the amendment will provide us with additional flexibility to meet business and financing needs as and when they may arise.

Any future issuance of additional authorized shares of our common stock may, among other things, dilute the equity and voting rights of those holding common stock at the time the additional shares are issued. Additionally, this potential dilutive effect may cause a reduction in the market price of our common stock. Further, the amendment could adversely affect the ability of third parties to take us over or change our control by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our board of directors or contemplating a tender offer or other transaction for the combination of us with another company that our board of directors determines is not in our best interests or in the best interests of our stockholders. Our board of directors however, does not intend or view this amendment as an anti-takeover measure, nor does it contemplate its use in this manner at any time in the foreseeable future.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the outstanding shares of our common stock will be required to approve this amendment to our Restated Certificate of Incorporation. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. The approval of Proposal 3 is a routine proposal on which a broker or other nominee has discretionary authority to vote. Accordingly, no broker non-votes will likely result from this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about the beneficial ownership of our common stock at March 26, 2021, for:

•	each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

Unless otherwise noted below, the address of each beneficial owner listed on the table is c/o Oncternal Therapeutics, Inc., 12230 El Camino Real, Suite 300, San Diego, California 92130. We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us by the stockholders, that each person or group named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

For each person and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group as described above by the sum of the 49,363,841 shares of common stock outstanding on March 26, 2021, and the number of shares of common stock that such person or group had the right to acquire on or within 60 days of that date, including, but not limited to, upon the exercise of stock options or warrants. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Number of Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
5% or Greater Stockholders:
Entities affiliated with Shanghai Pharmaceuticals Holding Co., Ltd. (1)	4,069,099	8.2%

	Number of Shares Beneficially Owned
Beneficial Owner	Number	Percentage
Named Executive Officers and Directors
James B. Breitmeyer, M.D., Ph.D. (2)	673,362	1.4%
Michael G. Carter, M.D., Ch.B., F.R.C.P. (3)	102,363	*
Man Cho (4)	27,916	*
David F. Hale (5)	790,012	1.6%
Daniel L. Kisner, M.D. (6)	45,416	*
William R. LaRue (7)	56,871	*
Xin Nakanishi, Ph.D. (8)	30,416	*
Charles Theuer, M.D., Ph.D. (9)	45,093	*
Robert J. Wills, Ph.D. (10)	30,416	*
Rosemary Mazanet, M.D., Ph.D. (11)	4,284	—
Jinzhu Chen, Ph.D.	—	—
Frank J. Hsu, M.D. (12)	91,280	*
Gunnar F. Kaufmann, Ph.D. (13)	76,760	—
All current directors and executive officers as a group (13 persons)	1,974,186	4.0%

*	Indicates beneficial ownership of less than 1% of total outstanding common stock.
(1)

The following information is derived from Schedule 13D/A filed by SPH, on July 23, 2020. The number of shares beneficially owned consists of: (i) 524,658 shares of common stock owned by Shanghai Pharmaceuticals (HK) Investment Limited (“SPH HK”) issuable upon the exercise of a warrant to purchase common stock; (ii) 1,049,317 shares of common stock owned by SPH HK, and (iii) 2,495,124 shares of common stock owned by SPH USA. SPH USA and SPH HK are wholly-owned subsidiaries of Shanghai Pharmaceuticals Holding Co., Ltd., a joint stock company incorporated in the People’s Republic of China with limited liability (“SPH”). The board of directors of SPH USA has the ability to direct the voting and disposition of the shares of common stock owned by SPH USA. The board of directors of SPH HK has the ability to direct the voting and disposition of the shares of common stock owned by SPH HK. The board of directors of SPH has voting and investment power over the shares held by SPH USA and SPH HK through appointing the boards of directors of each of SPH USA and SPH HK. The board of directors of SPH consists of Cho Man, Li Yongzhong, Shen Bo, Zhou Jun, Ge Dawei, Li An, Cai Jiangnan, Hong Liang, Gu Zhaoyang and Manson Fok. Director Xin Nakanishi, Ph.D. is affiliated with SPH but does not have voting or investment power over the shares held by SPH USA or SPH HK. Director Man Cho is an executive officer of both SPH and SPH HK and serves on the board of directors of SPH and SPH USA. SPH’s principal business address is No. 200, Taicang Rd, Huangpu District, Shanghai, P.R. China.
(2)

Consists of: (i) 255,592 shares of common stock held directly by Dr. Breitmeyer, (ii) 394,760 shares of common stock underlying options held by Dr. Breitmeyer that are exercisable as of March 26, 2021, or that will become exercisable within 60 days after such date, (iii) 21,544 shares of common stock and warrants to purchase 733 shares of common stock held by the Breitmeyer Trust, (iv) 733 shares of common stock held by Dr. Breitmeyer as custodian for his child, and (v) 20,417 shares of common stock underlying options held by Dr. Breitmeyer’s wife, Mary Breitmeyer, that are exercisable as of March 26, 2021, or that will become exercisable within 60 days after such date. Dr. Breitmeyer and Ms. Breitmeyer are the trustees of the Breitmeyer Trust, and in such capacity have joint power to vote and dispose of the shares held by the Breitmeyer Trust.

(3)

Consists of: (i) 71,947 shares of common stock held and (ii) 30,416 shares of common stock underlying options held that are exercisable as of March 26, 2021, or that will become exercisable within 60 days after such date.

(4)	Consists of: 27,916 shares of common stock underlying options held by Mr. Cho that are exercisable as of March 26, 2021, or that will become exercisable within 60 days after such date.
(5)

Consists of: (i) 716,821 shares of common stock and warrants to purchase 3,292 shares of common stock held by Hale BioPharma Ventures, LLC and (ii) 18,346 shares of common stock held by Hale Trading Company. These amounts include 3,669 shares that were pledged as collateral by Hale BioPharma Ventures in favor of Oxford Finance LLC for a loan, which Hale BioPharma Ventures intends to transfer to Oxford Finance LLC in satisfaction of the pledge. Mr. Hale is the Chairman and Chief Executive Officer of Hale BioPharma Ventures and the Managing Director of Hale Trading Company, and as such has voting and investment control over the shares held by Hale BioPharma Ventures and Hale Trading Company. Amounts also include: 42,857 shares of common stock underlying options and warrants to purchase 8,706 shares of common stock held by Mr. Hale that are exercisable as of March 26, 2021, or that will become exercisable within 60 days after such date.

(6)

Consists of: (i) 10,000 shares of common stock held directly by Dr. Kisner and (ii) 30,416 shares of common stock underlying options and warrants to purchase 5,000 shares of common stock held by the Kisner Revocable Trust that are exercisable as of March 26, 2021, or that will become exercisable within 60 days after such date.  Dr. Kisner and his wife, Carmen Rosette Garcia, are the trustees of the Kisner Revocable Trust and in such capacity have joint power to vote and dispose of the shares held by the Kisner Revocable Trust.

(7)

Consists of: (i) 16,144 shares of common stock held directly by Mr. LaRue, including 3,027 shares subject to repurchase by Oncternal, and (ii) 10,030 shares of common stock and warrants to purchase 281 shares of common stock held by the LaRue Trust. Mr. LaRue and his wife, Joyce LaRue, are the trustees of the LaRue Trust, and in such capacity have joint power to vote and dispose of the shares held by the LaRue Trust, and (iii) 30,416 shares of common stock underlying options held by Mr. LaRue that are exercisable as of March 26, 2021, or that will become exercisable within 60 days after such date.

(8)	Consists of: 30,416 shares of common stock underlying options held by Dr. Nakanishi that are exercisable as of March 26, 2021, or that will become exercisable within 60 days after such date.
(9)

Consists of: (i) 14,677 shares of common stock held directly by Dr. Theuer, including 4,281 shares subject to repurchase by Oncternal, (ii) 30,416 shares of common stock underlying options held by Dr. Theuer that are exercisable as of March 26, 2021, or that will become exercisable within 60 days after such date.

(10)	Consists of: 30,416 shares of common stock underlying options held by Dr. Wills that are exercisable as of March 26, 2021, or that will become exercisable within 60 days after such date.
(11)

Consists of: (i) 118 shares of common stock held directly by Dr. Mazanet, and (ii) 4,166 shares of common stock underlying options held by Dr. Mazanet that are exercisable as of March 26, 2021, or that will become exercisable within 60 days after such date.

(12)	Consists of: 91,280 shares of common stock underlying options held by Dr. Hsu that are exercisable as of March 26, 2021, or that will become exercisable within 60 days after such date.
(13)	Consists of: 76,760 shares of common stock underlying options held by Dr. Kaufmann that are exercisable as of March 26, 2021, or that will become exercisable within 60 days after such date.

EXECUTIVE OFFICERS

Executive Officers

The names of our executive officers, their ages, their positions and other biographical information as of March 26, 2021, are set forth below. Executive officers are elected by our board of directors to hold office until their successors are elected and qualified. There are no family relationships among our directors or executive officers.

Name	Age	Position
James B. Breitmeyer, M.D., Ph.D.	67	Chief Executive Officer, President and Director
Richard G. Vincent	58	Chief Financial Officer, Treasurer and Secretary
Gunnar F. Kaufmann, Ph.D.	45	Chief Scientific Officer

Executive Officers

The biography of James B. Breitmeyer, M.D., Ph.D. can be found above under the heading, “Class III Directors continuing in Office until the 2022 Annual Meeting of Stockholders.”

Richard G. Vincent has served as our Chief Financial Officer, Treasurer and Secretary since the completion of the Merger in June 2019, and previously served as Private Oncternal’s Chief Financial Officer, Treasurer and Secretary since April 2017. From 2012 to August 2019, Mr. Vincent worked as an independent Chief Financial Officer, and he served as Chief Financial Officer and Secretary of Sorrento Therapeutics from January 2011 through February 2015. From 2008 to January 2011, Mr. Vincent served as an independent Chief Financial Officer to several pharmaceutical, biotech and medical device companies, including Avalyn Pharma (co-founder), Meritage Pharma, and Elevation Pharmaceuticals. Mr. Vincent served as Chief Financial Officer for Verus Pharmaceuticals from 2004 to 2008, and Women First Healthcare from 2003 to 2005. Mr. Vincent’s areas of responsibility have spanned all areas of finance, treasury, investor and public relations, human resources, information technology, facilities and project management. From 1987 to 1995, Mr. Vincent held a number of positions with Deloitte & Touche LLP, the last of which was senior manager, where he specialized in emerging growth and publicly-reporting companies. Mr. Vincent became a Certified Public Accountant in California in 1989 and holds a B.S. degree in business with an emphasis in accounting from San Diego State University.

Gunnar F. Kaufmann, Ph.D., has served as our Chief Scientific Officer since September 2019. Dr. Kaufmann has extensive experience in discovery and preclinical development of both biotherapeutics and small molecule drug product candidates, and is responsible for progressing our preclinical product development programs and exploring opportunities to expand the Company’s product development pipeline. Prior to joining us, Dr. Kaufmann served as Senior Vice President, Immunotherapy, Head of Research and Global Partnerships at Sorrento Therapeutics, Inc. from October 2014 to September 2019. Dr. Kaufmann was previously a faculty member at The Scripps Research Institute and still serves as Adjunct Assistant Professor in the Departments of Chemistry and Immunology and Microbial Science. Dr. Kaufmann holds a B.S. in human biology from Phillips University Marburg, an M.S. in human biology from Ernst-Moritz-Arndt University Greifswald, and a Ph.D. from The Scripps Research Institute’s Biology Program.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Discussion and Analysis

Overview

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. The compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. During 2020, our compensation committee retained Compensia, a compensation consultant, to provide it with information, recommendations and other advice relating to executive compensation on an ongoing basis. The compensation committee engaged Compensia, which serves at the committee’s discretion, to assist in developing a group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers is competitive and fair.

Summary Compensation Table

The following table summarizes the compensation that we paid during 2020 and 2019 to: (1) all individuals serving as our principal executive officer during 2020, and (2) our two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers as of December 31, 2020. We refer to these officers as our named executive officers.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Bonus ($)(2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (5)	Total ($)
James B. Breitmeyer, M.D., Ph.D. (1)	2020	530,000	—	1,000	—	249,100	—	1,702	781,802
President and Chief Executive Officer	2019	501,588	—	—	389,000	225,250	—	—	1,115,838
Gunnar F. Kaufmann, Ph.D. (1)	2020	380,000	—	1,000	—	143,184	—	1,702	525,886
Chief Scientific Officer	2019	122,444	—	—	523,500	37,361	—	—	683,305
Frank J. Hsu, M.D. (1)(6)	2020	400,000	—	1,000	—	133,760	—	20,960	555,720
Former Chief Medical Officer	2019	139,583	—	—	568,500	42,643	—	18,417	769,143

(1)

Dr. Breitmeyer commenced service with our Company on June 7, 2019, upon the closing of the Merger, and Drs. Kaufmann and Hsu commenced service with our Company in August 2019. Amounts disclosed for Dr. Breitmeyer include amounts paid for services provided to both Private Oncternal and the Company during 2019.

(2)	For 2020, a $1,000 performance bonus was paid to all employees in December 2020.
(3)

Amounts shown represent the aggregate grant date fair value of the option awards granted during the relevant fiscal year computed in accordance with FASB ASC Topic 718. These amounts do not correspond to the actual value that will be recognized by the named executive officer with respect to such awards. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our financial statements included in our 2020 Form 10-K.

(4)

For 2019, the amounts presented in this column represent the aggregate 2019 non-equity incentive plan compensation to which Drs. Breitmeyer, Kaufmann and Hsu were entitled, as described below under the heading “Annual Incentive Plan.” Dr. Breitmeyer was paid a portion of his 2019 non-equity incentive plan compensation in cash during 2020.  The other portion of his 2019 non-equity incentive plan compensation, and all of such compensation earned by Drs. Kaufmann and Hsu, was paid in the form of a stock option award that was fully vested upon the date of grant. The number of options to be awarded was determined based on the Black-Scholes option pricing model on February 4, 2020, which resulted in a Black-Scholes value per share of $2.62, and was as follows:  Dr. Breitmeyer, 66,890 stock options, Dr. Hsu, 16,280 stock options and Dr. Kaufmann 14,260 stock options.  However, the board of directors approved the grant of such stock options on March 17, 2020.  The grant date fair value of the options awarded to the named executive officers was lower than the portion of the non-equity incentive plan compensation payable to them, as set forth below.  The grant date fair value of the options awarded was determined in accordance with FASB ASC Topic 718 using the Black-Scholes option pricing model using the following assumptions: risk-free interest rate of 0.66%; dividend yield of 0.00%; expected volatility of 90.72%; a contractual term of 5 years; and a stock price of $2.31. The amount in this column for 2019 is the total 2019 non-equity incentive plan compensation earned by each named executive, which exceeded the sum of the portion payable in cash and the grant date fair value of the stock options granted in satisfaction of such amount, as determined under FASB ASC Topic 718 as described in the table below.

Name	Total 2019 Non-Equity Incentive Plan Compensation ($)	Amount of 2019 Non- Equity Incentive Plan Compensation to be Paid in Cash ($)	Portion of 2019 Non- Equity Incentive Plan Compensation to be Satisfied with Stock Option Award ($)	Total Grant Date Fair Value of Stock Options Awarded in Satisfaction of 2019 Non-Equity Incentive Plan Compensation ($)
James B. Breitmeyer, M.D., Ph.D.	225,250	50,000	175,250	154,516
Frank J. Hsu, M.D.	42,643	—	42,643	37,607
Gunnar Kaufmann, Ph.D.	37,361	—	37,361	32,941

(5)

Except as otherwise described below, for 2020 and 2019 amounts shown represent term life insurance and short and long-term disability insurance paid by us on behalf of such named executive officer ($1,702). For Dr. Hsu, also includes reimbursements for relocation and temporary housing during the applicable year.

(6)	Dr. Hsu’s employment with the Company was terminated effective March 15, 2021.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

We have entered into employment agreements with each of our named executive officers.  Dr. Hsu’s employment with the Company was terminated effective March 15, 2021, and his employment agreement is no longer in effect.  For a description of the transition arrangement with Dr. Hsu, see “Transition Arrangement with Dr. Hsu” below.

The employment agreements provide for the annual base salary for each named executive officer, which amounts are subject to annual review by and at the sole discretion of our board of directors or its designee. Each named executive officer is also eligible to earn an annual cash performance bonus. The annual cash performance bonus will be based on our attainment of financial or other operating criteria established by our board of directors or its designee, as determined by our board of directors or its designee.

Pursuant to his employment agreement, Dr. Hsu was also entitled to reimbursement for reasonable relocation expenses and realtor costs in the San Diego, California area, plus a tax gross-up for any taxes Dr. Hsu was required to pay resulting from such relocation reimbursements, up to an aggregate of $125,000 in relocation reimbursements and related tax gross-ups. Additionally, we agreed to pay or reimburse Dr. Hsu for temporary housing in San Diego prior to his relocation.

Pursuant to the employment agreements, if the Company terminates the executive’s employment without “cause” or if the executive resigns for “good reason” (each as defined in the employment agreement), the executive is entitled to the following payments and benefits: (1) a lump sum cash payment in an amount equal to 6 months of his or her base salary as in effect immediately prior to the last day of his or her employment; (2) continuation of health benefits for a period of 6 months following the last day of his or her employment; and (3) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards as to the number of stock awards that would have vested over the 6-month period following termination had the executive remained continuously employed by the Company during such period.

If the executive is terminated without cause or resigns for good reason during the 12-month period following a “change in control” (as defined in the employment agreement) (or, with respect to Dr. Breitmeyer, within 90 days prior to a change in control), the executive shall be entitled to receive the following payments and benefits: (1) a lump sum cash payment in an amount equal to 12 months of his or her base salary as in effect immediately prior to the last day of his or her employment; (2) continuation of health benefits for a period of 12 months following the last day of his or her employment; and (3) a lump sum cash payment in an amount equal to his or her “target bonus” (as defined in the employment agreement) for the year in which the termination of employment occurs, prorated to reflect the portion of such year that has elapsed prior to the date of his or her termination of employment or resignation.

In addition, if Dr. Breitmeyer is terminated without cause or resigns for good reason within 90 days prior to or any time following a change in control, the vesting of his outstanding unvested stock awards on the date of his termination of employment will be automatically accelerated. Also, in the event of a change in control, 50% of Dr. Breitmeyer’s outstanding unvested stock awards will vest. If Dr. Kaufmann or Dr. Hsu is terminated without cause or resigns for good reason within twelve (12) months following a change in control, the vesting of his outstanding unvested stock awards on the date of his termination of employment will be automatically accelerated. In the event the executive’s employment terminates due to his or her death or permanent disability, all of his or her outstanding unvested stock awards will vest immediately upon such termination.

The employment agreements also contain standard confidentiality, non-competition and non-solicitation covenants.  In addition, the employment agreement with Dr. Breitmeyer includes an Internal Revenue Code (“Code”) Section 280G “best pay” provision pursuant to which in the event any payments or benefits received by the executive would be subject to an excise tax under Code Section 4999, the executive will receive either the full amount of such payments or a reduced amount such that no portion of the payments is subject to the excise tax, whichever results in the greater after-tax benefit to the executive.

Transition Arrangement with Dr. Hsu

In connection with his separation from the Company in March 2021, we entered into a transition agreement with Dr. Hsu, pursuant to which he received the severance benefits provided under his employment agreement with the Company, subject to his execution of a general release of claims and his compliance with the other terms of the transition agreement.

Executive Compensation Elements

The following describes the material terms of the elements of our executive compensation program during 2020.

2020 Base Salaries

The annual base salaries for our named executive officers for 2020 were as follows:  Dr. Breitmeyer, $530,000; Dr. Kaufmann, $380,000; and Dr. Hsu, $400,000.  Our named executive officers did not receive base salary increases during 2020.

Annual Incentive Plan

We have adopted the Oncternal Therapeutics, Inc. Annual Incentive Plan, as amended, or the Bonus Plan. The material terms of the Bonus Plan are summarized below.

Each named executive officer is eligible for a performance bonus based upon the achievement of certain corporate performance goals and objectives approved by our compensation committee and, with respect to our named executive officers other than our chief executive officer, individual performance.

Bonuses are set based on the executive officer’s base salary as of the end of the year and are expected to be paid out in the following year. Based on the employment agreements with our named executive officers, the target levels for executive bonuses are currently as follows: 50% of base salary for the chief executive officer (100% of which is based on corporate objectives) and 40% of base salary for any other C-level executive (80% of which is based on corporate objectives and 20% of which is based on individual performance). At the beginning of each year, management recommends corporate goals and milestones to our compensation committee to be reviewed and approved for the year. These goals and milestones and the proportional emphasis placed on each are expected to be set by our compensation committee after considering management input and our overall strategic objectives. It is expected that these goals will generally relate to factors such as clinical development, regulatory, business development, financial and operational goals.

The compensation committee determines the level of achievement of the corporate goals for each year. This achievement level is then applied to each named executive officer’s target bonus to determine that year’s total bonus opportunity, before any determination of the individual component of the award. The individual component of each named executive’s bonus award is not necessarily based solely on the achievement of any predetermined criteria or guidelines. The compensation committee’s assessment of each of the named executive officer may also include a quantitative analysis of the officer’s overall performance of his or her duties during the year. In coming to this determination, the compensation committee does not follow any specific guidelines regarding the exercise of such discretion.

For 2020, the corporate performance objectives generally fell into the following categories: (1) objectives related to continued progress in the area of clinical and preclinical development, and (2) financial and operational objectives. The clinical development objectives included meeting timelines for clinical trials and related activities for the Company’s cirmtuzumab and TK216 product candidates, and the preclinical development objectives included developing the Company’s CAR-T therapy candidate that targets ROR1. The financial and operational objectives primarily related to investor relations efforts, financing efforts and other key operational objectives. Quantitative measures were generally not established for the corporate objectives for 2020. Instead these performance objectives and areas of emphasis were used as a guide by the compensation committee and board of directors in determining overall corporate performance as they represented those areas in which the named executive officers and our employees were expected to focus their efforts during the year.

In evaluating management’s performance relative to corporate performance for 2020, our compensation committee determined to award a corporate achievement level of 94%. In coming to its final determination regarding the overall corporate achievement percentage, the compensation committee considered our progress in advancing the cirmtuzumab and TK216 programs, our efforts related to progressing preclinical assets, and achievements in respect of investor relations, operational efficiency and financing transactions. This corporate achievement level was then used to determine the portion of each named executive officer’s bonus tied to corporate performance. The bonuses earned by our named executive officers for 2020 performance are set forth in the “Summary Compensation Table” above.

Equity Compensation

We offer stock options to our employees, including our named executive officers, as the long-term incentive component of our compensation program. We typically grant equity awards to new hires upon their commencing employment with us. Our stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for U.S. federal income tax purposes. Generally, the stock options we grant vest as to 25% of the total number of option shares on the first anniversary of the date of grant and in equal monthly installments over the ensuing 36 months, subject to the employee’s continued employment with us on each vesting date. Stock options granted to our named executive officers may be subject to accelerated vesting in certain circumstances. For additional discussion, please see “Employment Agreements” above and “Change in Control Benefits” below.

Our board of directors has adopted, and our stockholders have approved, our 2019 Incentive Award Plan in order to facilitate the grant of equity incentives to directors, employees (including our named executive officers) and consultants of our company and certain of its affiliates and to enable our Company and certain of its affiliates to attract, retain and motivate persons who make (or are expected to make) important contributions to our Company by providing these individuals with equity ownership opportunities.

In March 2020, the compensation committee awarded stock options, in lieu of certain cash bonuses earned in 2019, to Dr. Breitmeyer, Dr. Kaufmann and Dr. Hsu, for 66,890 shares, 14,260 shares and 16,280 shares, respectively. These stock options were fully vested on the grant date.

As described in footnote (4) to the Summary Compensation Table above, our board of directors determined that a portion of each named executive officer’s 2019 bonus would be paid in the form of stock options that were fully vested on the grant date.  Pursuant to SEC rules, the portion of the 2019 bonuses payable in the form of stock options to Drs. Breitmeyer and Hsu are set forth in the “Summary Compensation Table” above as part of their 2019 annual total compensation.

Other than the stock options granted in lieu of 2019 bonuses described above, our named executive officers did not receive any additional equity awards during 2020.

The stock options are also subject to accelerated vesting in certain circumstances. For additional discussion, please see “Employment Agreements” above and “Change in Control Benefits” below.

Retirement Plans

We currently maintain a 401(k) retirement savings plan that allows eligible employees to defer a portion of their compensation, within limits prescribed by the Internal Revenue Code, on a pre-tax or after-tax basis through contributions to the plan. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees generally. Currently, we do not match contributions made by participants in the 401(k) plan. We believe that providing a vehicle for retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Employee Benefits and Perquisites

Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees generally.

Pursuant to his employment agreement, Dr. Hsu was also entitled to reimbursement for reasonable relocation expenses and realtor costs in the San Diego, California area, plus a tax gross-up for any taxes Dr. Hsu is required to pay resulting from such relocation reimbursements, up to an aggregate of $125,000 in relocation reimbursements and related tax gross-ups. Additionally, we have paid or reimbursed Dr. Hsu for temporary housing in San Diego.

We also provide our named executive officers with term life insurance and disability insurance at our expense as we do for all of our full-time employees. We do not provide our named executive officers with any other significant perquisites or other personal benefits.

Change in Control Benefits

Our named executive officers may become entitled to certain benefits or enhanced benefits in connection with a change in control of our company. The employment agreements with our named executive officers entitle them to accelerated vesting of certain outstanding equity awards upon a change in control of our company, as described above under “Employment Agreements.”

Outstanding Equity Awards at December 31, 2020

The following table sets forth specified information concerning outstanding equity incentive plan awards for each of the named executive officers outstanding as of December 31, 2020.

	Option Awards (1)
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
James B. Breitmeyer, M.D., Ph.D.	9/1/2015	(2)	117,417	—	—	0.68	9/1/2025
	11/15/2018	(3)	42,197	—	126,590	0.81	11/15/2028
	9/12/2019	(1)	31,250	68,750	—	5.76	9/12/2029
	3/17/2020	(2)	66,890	—	—	3.33	3/17/2030

Gunnar F. Kaufmann, Ph.D.	9/5/2019	(1)	46,875	103,125	—	5.19	9/5/2029
	3/17/2020	(2)	14,260	—	—	3.33	3/17/2030

Frank J. Hsu, M.D.	8/26/2019	(1)	50,000	100,000	—	5.64	08/26/2029
	3/17/2020	(2)	16,280	—	—	3.33	3/17/2030

(1)

Except as described below, 25% of the shares subject to the option vest on the first anniversary of the date of grant and the remainder vest in equal monthly installments over the thirty-six months thereafter. The stock options are also subject to accelerated vesting in certain circumstances. For additional discussion, please see “Employment Agreements” and “Change in Control Benefits” above.

(2) (3)

The options are vested and exercisable in full.

Subject to Dr. Breitmeyer's continuous service as Oncternal's Chief Executive Officer through the applicable vesting date, options granted to him on November 15, 2018 shall vest or have vested as follows: (a) 21,099 of the shares subject to the option vested on March 18, 2021 upon approval by the board of directors with satisfactory completion of the Phase 1 study of TK216 in Ewing sarcoma; (b) 21,099 of the shares subject to the option shall vest on completion of a Phase 1 study of TK216 in AML; (c) 21,098 of the shares subject to the option vested on March 18, 2021 upon approval by the board of directors upon satisfactory completion of both Parts 1 and 2 of the Cirmtuzumab CLL/MCL study; (d) 21,098 of the shares subject to the option shall vest on such date as ROR1 CAR-T materials are ready for human testing; (e) 21,098 of the shares subject to the option shall vest on completion of the Phase 1 study for a ROR1 CAR-T; and (f) 21,098 of the shares subject to the option vested on March 18, 2021 upon approval by the board of directors with satisfactory consummation of a sale of the Company's securities resulting in gross proceeds to the Company of at least $40 million in the aggregate. Additionally, 42,197 of the options vested upon the board's approval of the vesting of such portion of the options in recognition of the closing of the Merger, effective June 19, 2019.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes securities available under our equity compensation plans as of December 31, 2020.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options and rights			Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)			(b)	(c)
Equity compensation plans approved by security holders	Options	2,225,649	(1)	$7.85	937,837	(2)
Equity compensation plans not approved by security holders		—		—	—

(1)

Represents shares of our common stock underlying stock options granted under, as applicable: (i) the GTx, Inc. 2013 Equity Incentive Plan (the “2013 Plan”); and (ii) the Oncternal Therapeutics, Inc., 2019 Incentive Award Plan. From and after the closing date of the Merger, the 2019 Incentive Award Plan is the only plan under which we may grant new equity awards.

(2)	Represents shares remaining available for issuance under our 2019 Incentive Award Plan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following is a description of transactions since January 1, 2019, to which we have been a party, in which the amount involved exceeds $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unaffiliated third parties.

Director and Executive Officer Compensation

Please see “Proposal 1—Director Compensation” for additional information regarding compensation of our directors. Please see “Executive Compensation and Other Information” for additional information regarding compensation of our executive officers.

Employment Agreements

We have entered into employment agreements with our executive officers. For more information regarding these agreements, see “Executive Compensation and Other Information—Narrative Disclosure to Summary Compensation Table—Employment Agreements.”

Indemnification Agreements

Our amended and restated certificate of incorporation and our amended and restated bylaws provide that we shall have the power to indemnify our employees and agents to the fullest extent permitted by law. We have entered into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our amended and restated certificate of incorporation and amended and restated bylaws. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Compensation of Mary Breitmeyer

Mary Breitmeyer, who is Dr. Breitmeyer’s spouse, is a part-time employee of Oncternal and formerly a part-time employee of Private Oncternal. Ms. Breitmeyer receives compensation for her services as an employee. During 2019, Ms. Breitmeyer received total cash compensation of $74,675 from Private Oncternal and the Company. During 2020, Ms. Breitmeyer received total cash compensation of $95,675. In January 2020, Ms. Breitmeyer received options to purchase 22,000 shares of the Company’s common stock at an exercise price of $4.13 per share as part of her 2019 equity incentive plan compensation.

Arrangements with SPH USA

Effective in September 2019, the Company and SPH USA entered into a Materials Supply and Services Agreement (“SPH USA Services Agreement”), pursuant to which the Company and SPH USA may execute one or more statements of work for the transfer to SPH USA of key reagents and other materials, and for the supply of certain services by the Company to SPH USA, as contemplated under and in furtherance of the License and Development Agreement between the Company and SPH USA effective as of November 2018.

In November 2018, Private Oncternal entered into a license and development agreement the (“SPH USA License Agreement”) with SPH USA, under which Private Oncternal granted rights to manufacture, develop, market, distribute and sell in the People’s Republic of China, Hong Kong, Macau, and Taiwan (the “SPH USA Territory”) Private Oncternal’s product candidates under the its license agreement with Georgetown University (the “Georgetown License Agreement”) and its license agreement with the University of California San Diego (the “UC San Diego License”). Under the SPH USA License Agreement, SPH USA is solely responsible for all pre-clinical and clinical development activities specific to obtaining regulatory approval for such product candidates in the SPH USA Territory, any third-party license milestone or royalty payments owed under the Georgetown License Agreement and the UC San Diego License Agreement, and paying Oncternal a low single digit royalty on net sales of licensed products in the SPH USA Territory. The SPH USA License Agreement will expire on a licensed product-by-licensed product and country/region-by-country/region basis on the later of ten years from the date of first commercial sale or when there is no longer a valid patent claim covering such licensed product in such country/region.

Xin Nakanishi, Ph.D. and Man Cho are members of the Oncternal board of directors and Jinzhu Chen, Ph.D. is a candidate for membership on the Oncternal Board and each is affiliated with Shanghai Pharmaceuticals Holding Co., Ltd., a joint stock company incorporated in the People’s Republic of China with limited liability (“SPH”). Man Cho is not standing for reelection to the board of directors and his term will end at the 2021 Annual Meeting of Stockholders.  Additionally, Yanjun Liu, M.D., Ph.D. served as a member of the Oncternal board of directors from the Merger until December 17, 2019 and is also affiliated with SPH.  Dr. Liu and Dr. Nakanishi also served as members of the Private Oncternal board of directors prior to the Merger and were SPH USA’s designees to the Oncternal board of directors in connection with the Merger. SPH USA is the wholly-owned subsidiary of SPH and holds more than 5% of Oncternal’s outstanding common stock. For more information about SPH’s beneficial ownership of Oncternal common stock see the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

Newfront Insurance

In January 2019, the Company engaged Newfront Insurance as its primary insurance broker effective as of the Merger. The son of Richard Vincent, the Company’s Chief Financial Officer, acted as the Company’s agent at Newfront Insurance. As of December 31, 2020 and 2019, the Company paid total related policy premiums of approximately $1.4 million and $1.2 million, respectively, for which Mr. Vincent’s son received a commission of approximately $0.1 million in each fiscal period.

Policies and Procedures for Related Party Transactions

Pursuant to our audit committee charter, our audit committee is responsible for reviewing and approving all transactions with related parties which are required to be reported under applicable SEC regulations, other than compensation-related matters. We have adopted a written procedure for review of, or standards for approval of, these transactions by our audit committee.

STOCKHOLDER PROPOSALS

Stockholders of Oncternal may submit proposals on matters appropriate for stockholder action at meetings of Oncternal’s stockholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. For such proposals to be included in Oncternal’s proxy materials relating to the 2022 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received at our executive offices no later than December 15, 2021. However, if our 2022 Annual Meeting of Stockholders is not held between April 25, 2022 and June 24, 2022, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials. All such proposals must comply with all applicable requirements of Rule 14a-8 and be sent to Oncternal Therapeutics, Inc., 12230 El Camino Real, Suite 300, San Diego, CA 92130, Attention: Corporate Secretary.

Pursuant to our amended and restated bylaws, or our bylaws, stockholders wishing to submit director nominations or other stockholder proposals, except in the case of proposals made in accordance with Rule 14a-8, must, in addition to complying with applicable laws and regulations and the requirements of our bylaws, provide timely notice thereof in writing to our Corporate Secretary. To be timely for the 2022 Annual Meeting of Stockholders, you must notify our Corporate Secretary, in writing, not later than the close of business on December 15, 2021, nor earlier than the close of business on November 15, 2021. However in the event that we do not hold our 2022 Annual Meeting of Stockholders between April 25, 2022 and June 24, 2022, such notice by the stockholder will be timely if it is delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to the 2022 Annual Meeting of Stockholders and not later than the close of business on the later of the ninetieth (90th) day prior to the 2022 Annual Meeting of Stockholders or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. We also advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations A stockholder's notice to our Corporate Secretary must set forth the information required by our bylaws with respect to each director nominee or proposal the stockholder proposes to bring before the annual meeting. The chairman of the 2022 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. A copy of our bylaws may be obtained by writing to Oncternal Therapeutics, Inc., 12230 El Camino Real, Suite 300, San Diego, CA 92130, Attention: Corporate Secretary. If a stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

ANNUAL REPORT

Any person who was a beneficial owner of our common stock on March 26, 2021 (the record date for our 2021 Annual meeting) may request a copy of our 2020 Form 10-K, and it will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of our Company at such date. Requests should be directed to Oncternal Therapeutics, Inc., 12230 El Camino Real, Suite 300, San Diego, California 92130; Attention: Corporate Secretary. Our 2020 Form 10-K does not constitute, and should not be considered, a part of this proxy solicitation material.

Stockholders Sharing the Same Address:  The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of a proxy statement and annual report to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of our proxy statement and annual report. If you would like to opt out of this practice for future mailings and receive separate proxy statements and annual reports for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate proxy statement or annual report without charge by sending a written request to Oncternal Therapeutics, Inc., 12230 El Camino Real, Suite 300, San Diego, California 92130; Attention: Corporate Secretary, or by calling (858) 434-1113. We will send additional copies of the proxy statement or annual report upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of the proxy statement or annual report can request delivery of a single copy of the proxy statement or annual report by contacting their broker, bank or other intermediary or sending a written request to Oncternal Therapeutics, Inc. at the address above or by calling (858) 434-1113.

OTHER MATTERS

We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the annual meeting. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes. All stockholders are urged to complete, sign and return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors
/s/ James B. Breitmeyer
James B. Breitmeyer, M.D., Ph.D.
President, Chief Executive Officer and Director

San Diego, California

April 13, 2021

ONCTERNAL therapeutics P.O BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/ONCT Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote PHONE call 1-866-586-3107 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Go Green! To receive document via-email, simply go to: www.proxydocs.com/ONCT Oncternal Therapeutics, Inc Annual Meeting of Stockholders For Stockholders as of record on March 26,2021 Time: Tuesday, May 25, 2021 08:00 AM, PDT PLACE: Annual Meeting to be held live via the Internet. Please visit www.proxydocs.com/ONCT for more details. The undersigned hereby appoints James B. Breitmeyer and Rechard G Vincent (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all of the shares of capital stock of Oncternal Therapeutics, Inc. Which the undersigned is entitled to vote at said meeting and any adjournments thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conforming authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking and proxy heretofore given. THE SHARE REPERSENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTIN IS GIVEN SHARE WIIL BE VOTED IDENTICAL TO THR BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies and authorized to vote upon such other matters that may properly come before the meeting or and adjournment or postponement thereof. You are encouraged to specify your choice by making the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THR REVERSE SIDE.

Oncternal Therapeutics, Inc. Annual Meeting of Stockholders Please make your marks like this: X Use dark black pencil or pen only THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. Election of Directors YOUR VOTE BAORD OF DIRECTORS RECOMMEDS For WITHHOLD 1.01 Jinzhu Chen, Ph.D. FOR 1.02 Xin Nakanishi, Ph.D. FOR 1.03 Robert J. Wills, Ph.D. FOR For AGAINST ABSTAIN 2. Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2021. FOR 3. Approve an amendment to our Restated Certificate of incorporation to increase the authorized number of shares of common stock from 60,000,000 to 120,000,000. FOR * Also include authorization to vote upon such business as may properly come before the meeting or any adjournment or postponement thereof. You must register to attend the meeting online and/or participate at www.proxydocs.com/ONCT Authorized Signatures Must be completed for your instructions to be executed Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote From. Signature (and Title if applicable) Date Signature (if held jointly) Date